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                                                                   EXHIBIT 10.18

                                  Bonus Plan
                                      for
                Senior Management Employees of G+G Retail, Inc.

I.    Principles of the Plan

      o The Bonus Plan is intended to recognize the critical importance of senior management to the sustained growth of the Company by assuring participants of an opportunity to achieve exceptional levels of total cash compensation in years in which the Company achieves or exceeds expectations as defined by the Board of Directors.

      o Incentives are intended to reward growth in the Company's financial performance measured by pre-tax operating income before interest, depreciation and amortization (EBITDA.)

      o Participants in the Bonus Plan will be selected at the recommendation of the Company's President/Chief Operating Officer and Chairman/Chief Executive Officer (and will include the CEO and COO.)

II.   Award Opportunities

      o Award opportunities are established as percentages of each participant's base salary. Each participant will have a threshold, target and maximum level award opportunity under the Bonus Plan as follows:

               -----------------------------------------------
                Performance Level        Award Opportunity as
                                          Percentage of Base
                                          Salary Paid During
                                                 Year
               -----------------------------------------------
               Below Threshold Level             0%
               -----------------------------------------------
                 At Threshold Level              20%
               (but less than Target)
               -----------------------------------------------
               At Target Level (but              30%
                less than Maximum)
               ===============================================
               At Maximum Level or               40%
                      above
               ===============================================
                  Above Maximum
                  Bonus Level*
                *(CEO & COO only)          Additional 25%
               -----------------------------------------------

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III.  Performance Levels (as Percentages of EBITDA)

      o     Threshold, Target and Maximum Performance Levels are equal to sum of
            (i) percentages (as set forth below) of projected EBITDA for each fiscal year as established by the Company's Board of Directors, plus
            (ii) total dollar amount of bonuses payable to all participants at that Performance Level (i.e., total base salaries of all participants in the Plan multiplied by Award Opportunity (percentage) applicable to the given Performance Level.)

               -------------------------------------------------
                Performance Level   EBITDA Amount Needed to
                                    Pay Out Bonus
               =================================================
                    Threshold         95% of Projected EBITDA
                                       plus 20% of Total Base
                                    Salaries of All Participants
               -------------------------------------------------
                      Target         100% of Projected EBITDA
                                       plus 30% of Total Base
                                    Salaries of All Participants
               -------------------------------------------------
                     Maximum         110% of Projected EBITDA
                                       plus 40% of Total Base
                                    Salaries of All Participants
               =================================================
                  Above Maximum*    More than 110% of Projected
               (CEO and COO Only)              EBITDA
                                       plus 40% of Total Base
                                    Salaries of All Participants
                                       plus 25% of Total Base
                                      Salaries of CEO and COO
               -------------------------------------------------

IV.   Payment of Awards

      o Awards are payable in cash, subject to applicable withholding and payroll taxes, as soon as practicable after fiscal year end audit is complete.

      o A participant must be employed through the last day of the fiscal year in order to be eligible for payment of any award under the Bonus Plan, except that participants leaving the Company's employ prior to the last day of the fiscal year due to death, disability or normal retirement with the consent of the Company will be entitled to a bonus award based upon salary earned during the year prior to termination of employment. Participants joining the Company or promoted to eligible positions during the fiscal year will become entitled to a bonus based upon salary earned during the fiscal year from and after date of employment or eligibility.

      o EBITDA targets may be reduced or adjusted in the Company's discretion to reflect significant or unusual changes in the Company's business.

V.    Plan Amendment or Termination

      o The Bonus Plan may be amended or terminated at any time upon the recommendation of the Company's President/Chief Operating Officer and Chairman/Chief Executive Officer.

      o Upon termination of the Bonus Plan, other than as of the end of a fiscal year, participants will be eligible to receive awards determined in the same manner as awards made at year end, but based upon salary earned by participants during the portion of the fiscal year in which the Bonus Plan remained in effect.

      o The Bonus Plan will be construed, interpreted and applied in the good faith determination of the Company's Board of Directors.

      o The Bonus Plan will be effective for fiscal years commencing February 2, 1999.

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